UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2015

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32563	23-2956944
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

4826 Hunt Street

Pryor, Oklahoma 74361

(Address of Principal Executive Offices)

(918) 825-0616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On April 20, 2015, Orchids Paper Products Company (the “Registrant”) reported its financial results for the quarter ended March 31, 2015. A copy of the Registrant’s press release containing this information is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 8.01.   Other Events.

On April 20, 2015, the Registrant announced that the Board of Directors (the “Board”) authorized a quarterly cash dividend of $0.35 per outstanding share of the Registrant’s common stock.  The Registrant expects to pay this dividend on May 18, 2015 to stockholders of record at the close of business on May 4, 2015. A copy of the press release issued by the Registrant on April 20, 2015, is filed herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Also on April 20, 2015, the Board announced plans to build an integrated manufacturing site in Barnwell, South Carolina. The project will include a tissue paper machine with paper making capacity between 35,000 and 40,000 tons per year and two converting lines with converting capacity between 30,000 and 32,000 tons per year, which are capable of producing value through ultra-premium grades of tissue products. The total cost of the facility is expected to be approximately $110 million to $127 million to be deployed over the next two years. The Barnwell facility will include a paper machine, a recycling facility, two converting lines, buildings to house the paper machine and converting lines and land. The Registrant expects to fund this project using the proceeds from a potential follow-on common stock offering, additional bank borrowings and cash flow from operations. The Registrant intends to break ground during the second quarter of this year. Build-out and start-up of the converting lines will come in phases, with the first line expected to become operational at the end of 2015 and the second line to become operational in the second quarter of 2016. Engineering and construction of the paper machine are expected to begin in the second quarter of 2015 and it is expected to become operational in early 2017.

The Registrant’s previously announced teleconference to discuss its first quarter results on Thursday, April 23, 2015 will not be held.

A copy of the Registrant’s press release containing this information is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits. See the Exhibit Index which is hereby incorporated by reference.

The information provided pursuant to Item 2.02, including Exhibit 99.1, as it relates to the Registrant’s financial results for the quarter ended March 31, 2015, shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and subject to the liabilities under that Section and shall be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: April 20, 2015	By:	/s/ Keith R. Schroeder
Keith R. Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release, dated April 20, 2015.